UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report – April 25, 2019

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2301 Industrial Drive, Neenah, Wisconsin 54956

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (920) 527-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

As previously announced, Bemis Company, Inc. (“Bemis”) entered into a Transaction Agreement (the “Agreement”), dated August 6, 2018, with Amcor Limited, an Australian public company limited by shares (“Amcor”), Arctic Jersey Limited, a limited company incorporated under the Laws of the Bailiwick of Jersey and a subsidiary of Amcor (“New Amcor”), and Arctic Corp., a Missouri corporation and wholly owned subsidiary of New Amcor (“Merger Sub”), pursuant to which, among other things, Merger Sub shall merge with and into Bemis (the “Merger”), with Bemis surviving the Merger as a wholly owned subsidiary of New Amcor, pursuant to which each share of common stock, par value $0.10 per share, of Bemis (the “Bemis Shares”), other than certain excluded shares, shall be converted into the right to receive 5.1 New Amcor Shares.

Bemis is making the following supplemental disclosures to the joint proxy statement of Bemis and prospectus of New Amcor filed by Bemis (the “proxy statement/prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by Bemis on Schedule 14A on March 27, 2019. The following supplemental disclosures should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. Defined terms used but not defined herein have the meanings set forth in the proxy statement/prospectus. For clarity, new text within restated paragraphs from the proxy statement/prospectus are highlighted with bold, underlined text.

Supplemental Disclosures

The penultimate paragraph on page 94 of the proxy statement/prospectus is deleted in its entirety and replaced with the text below:

Goldman Sachs also held discussions with members of the senior management of each of Bemis and Amcor regarding their assessment of the strategic rationale for, and the potential benefits of, the transaction and the past and current business operations, financial condition and future prospects of Amcor and with members of the senior management of Bemis regarding their assessment of the past and current business operations, financial condition and future prospects of Bemis; reviewed the reported price and trading activity for the outstanding Bemis Shares and Amcor Shares; compared certain financial and stock market information for Bemis and Amcor with similar information for certain other companies the securities of which are publicly traded, which Goldman Sachs reviewed for reference purposes only; reviewed the financial terms of certain recent business combinations in the packaging industry and in other industries; and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.

The final paragraph on page 96 of the proxy statement/prospectus is deleted in its entirety and replaced with the text below:

Bemis Stand-Alone

Goldman Sachs calculated the implied values per Bemis Share (including cumulative dividends) as of December 31 for each of the years 2018 to 2020. Goldman Sachs first derived ranges of illustrative enterprise values for Bemis as of December 31 for each of the years 2018 to 2020 by applying a range of next twelve months forward EBITDA multiples of 8.0x to 10.5x to the Bemis Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the 10-year historical average, current (as of the Undisturbed Date) and 10-year historical maximum enterprise value to EBITDA trading multiples for Bemis. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Bemis (i) the net debt as of December 31, 2018 (in the amount of $1,510.0 million), December 31, 2019 (in the amount of $1,604.6 million) and December 31, 2020 (in the amount of $1,758.2 million) and (ii) amounts attributable to pension underfunding for Bemis as of December 31, 2018 (in the amount of $39.4 million), December 31, 2019 (in the amount of $39.4 million) and December 31, 2020 (in the amount of $39.4 million), in each case, as provided by the management of Bemis, to derive ranges of illustrative equity values for Bemis. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted Bemis Shares estimated to be outstanding as of December 31, 2018 (87.5 million), December 31, 2019 (82.9 million) and December 31, 2020 (77.1 million), in each case, as provided by the management of Bemis, and added the cumulative dividends per share expected to be paid to Bemis shareholders in fiscal year 2018 (in the amount of $0.62), fiscal year 2019 (in the amount of $1.27) and fiscal year 2020 (in the amount of $1.31), in each case, based on the Bemis Forecasts. Goldman Sachs then discounted the December 31, 2018, December 31, 2019 and December 31, 2020 implied values per Bemis Share (including cumulative dividends) back to June 30, 2018, using an illustrative discount rate of 7.5%, reflecting an estimate of Bemis’ cost of equity. Goldman Sachs derived such discount rate by application of the capital asset pricing model, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values of $39 to $67 per Bemis Share, rounded to the nearest dollar.

The first paragraph on page 97 of the proxy statement/prospectus is deleted in its entirety and replaced with the text below:

Pro Forma New Amcor

Goldman Sachs calculated the estimated implied values per New Amcor Share (including cumulative dividends) pro forma for the transaction as of December 31 for each of the years 2018 to 2020. Goldman Sachs first derived ranges of illustrative enterprise values for New Amcor as of December 31 for each of the years 2018 to 2020 by applying a range of next twelve months forward EBITDA multiples of 8.7x to 11.6x to the Pro Forma Forecasts. These illustrative multiple estimates were derived by Goldman Sachs utilizing its professional judgment and experience, taking into account the blended 10-year historical average, blended current (as of the Undisturbed Date with respect to Bemis) and blended approximate 10-year historical maximum enterprise value to EBITDA trading multiples for Bemis and Amcor, each of which were blended based on market enterprise value and EBITDA contribution. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for New Amcor the pro forma (i) net debt as of December 31, 2018 (in the amount of $5,228.7 million), December 31, 2019 (in the amount of $5,489.5 million) and December 31, 2020 (in the amount of $6,110.3 million) and (ii) amounts attributable to pension underfunding for New Amcor (estimated as a sum of the net debt and amounts attributable to pension underfunding for each of Bemis and Amcor, adjusted for transaction expenses) as of December 31, 2018 (in the amount of $280.0 million), December 31, 2019 (in the amount of $280.0 million) and December 31, 2020 (in the amount of $280.0 million), and added amounts attributable to affiliates of New Amcor (estimated as a sum of the amounts attributable to affiliates of Amcor) as of December 31, 2018 (in the amount of $11.4 million), December 31, 2019 (in the amount of $11.4 million) and December 31, 2020 (in the amount of $11.4 million), in each case, as provided by the management of Bemis, to derive ranges of illustrative equity values for New Amcor. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted New Amcor Shares estimated to be outstanding as of December 31, 2018 (1,635.2 million), December 31, 2019 (1,586.9 million) and December 31, 2020 (1,506.4 million), in each case, as provided by the management of Bemis, and added the cumulative dividends per share expected to be paid to New Amcor shareholders in fiscal year 2018 (in the amount of $0.25), fiscal year 2019 (in the amount of $0.53) and fiscal year 2020 (in the amount of $0.58), based on the Pro Forma Forecasts. Goldman Sachs then discounted the December 31, 2018, December 31, 2019 and December 31, 2020 values back to June 30, 2018, using an illustrative discount rate of 7.1%, reflecting an estimate of New Amcor’s cost of equity. Goldman Sachs derived such discount rate by application of the capital asset pricing model, which requires certain company-specific inputs, including a beta for a company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of implied present values for New Amcor Shares which Goldman Sachs multiplied by the Exchange Ratio to obtain a range of implied present values of $43 to $79 per Bemis Share, rounded to the nearest dollar.

The final paragraph beginning on page 97 of the proxy statement/prospectus is deleted in its entirety and replaced with the text below:

Bemis Stand-Alone

Using the Bemis Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis of Bemis common stock on a stand-alone basis. Using discount rates ranging from 6.5% to 7.0%, reflecting estimates of Bemis’ weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2018 (i) estimates of unlevered free cash flow for Bemis for the last two quarters in 2018 and the years 2019 through 2021 as reflected in the Bemis Forecasts and (ii) a range of illustrative terminal values for Bemis, which were calculated by applying terminal exit multiples of the last twelve months EBITDA (“LTM EBITDA”) ranging from 9.0x to 11.0x, to a terminal year estimate of the EBITDA to be generated by Bemis, as reflected in the Bemis Forecasts (which analysis implied a range of perpetuity growth rates from 0.2% to 1.8%). Goldman Sachs derived such discount rates by application of the capital asset pricing model, which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of terminal exit multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account current and historical trading data and the current and historical EBITDA trading multiples for the Company. Goldman Sachs derived ranges of illustrative enterprise values for Bemis by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for Bemis the net debt (in the amount of $1,476.3 million) and amounts attributable to pension underfunding for Bemis as of June 30, 2018 (in the amount of $39.4 million), in each case, as provided by the management of Bemis, to derive a range of illustrative equity values for Bemis. Goldman Sachs then divided the range of illustrative equity values it derived by the number of fully diluted outstanding Bemis Shares as of August 3, 2018 (92.2 million), calculated on a treasury stock method basis, as provided by the management of Bemis, to derive a range of illustrative present values per Bemis Share of $55 to $69, rounded to the nearest dollar.

The last three paragraphs beginning on page 98 of the proxy statement/prospectus are deleted in their entirety and replaced with the text below:

Pro Forma New Amcor

Using the Pro Forma Forecasts, Goldman Sachs first performed an illustrative discounted cash flow analysis on New Amcor without taking into account the Net Synergies. Using discount rates ranging from 6.0% to 7.0%, reflecting estimates of New Amcor’s weighted average cost of capital derived by application of the capital asset pricing model, which requires certain company-specific inputs, including the company’s target capital structure weightings, the expected cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. Goldman Sachs discounted to present value as of June 30, 2018 (i) estimates of unlevered free cash flow for New Amcor for the last two quarters in 2018 and the years 2019 through 2021 as reflected in the Pro Forma Forecasts and (ii) a range of illustrative terminal values for New Amcor, which were calculated by applying terminal exit multiples of LTM EBITDA ranging from 10.0x to 12.0x, to a terminal year estimate of the EBITDA to be generated by New Amcor, as reflected in the Pro Forma Forecasts (which analysis implied a range of perpetuity growth rates of from 0.0% to 1.9%). The range of terminal exit multiples was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Pro Forma Forecasts and the historical and current EBITDA trading multiples of both Bemis and Amcor.

Goldman Sachs derived ranges of illustrative enterprise values for New Amcor by adding the ranges of present values it derived above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for New Amcor the estimated pro forma net debt (in the amount of $5,349 million) and amounts attributable to pension underfunding of New Amcor (in the amount of $280.0 million, estimated as a sum of the net debt and amounts attributable to pension underfunding for each of Bemis and Amcor, adjusted for transaction expenses) and added amounts attributable to affiliates of New Amcor (in the amount of $11.4 million, estimated as a sum of the amounts attributable to affiliates of Amcor) as of June 30, 2018, in each case, as provided by the management of Bemis, to derive a range of illustrative equity values for New Amcor. Goldman Sachs then divided the range of illustrative equity values of New Amcor it derived by the number of fully diluted New Amcor Shares expected to be outstanding following the completion of the transaction (1,636.7 million), as provided by the management of Bemis (the “Pro Forma Outstanding New Amcor Shares”), estimated by multiplying the Exchange Ratio by the number of fully diluted outstanding Bemis Shares as of August 3, 2018, calculated on a treasury stock method basis, and adding the result to the number of fully diluted outstanding Amcor Shares as of August 3, 2018, to derive a range of illustrative present values per share. Goldman Sachs then multiplied the range of illustrative present values by the Exchange Ratio to obtain an illustrative range of present values per Bemis Share of $59 to $74, rounded to the nearest dollar.

Goldman Sachs then performed the same discounted cash flow analysis on New Amcor, but taking into account the Net Synergies. Goldman Sachs performed an illustrative present value of the Net Synergies minus estimates, as provided by the management of Bemis, of the cost to achieve the Net Synergies ($110 million in each of fiscal years 2019 and 2020) based on a range of potential operating synergies jointly developed by the managements of Amcor and Bemis and approved for Goldman Sachs’ use by Bemis. Using a discount rate of 6.5%, reflecting an estimate of New Amcor’s weighted average cost of capital. Goldman Sachs discounted to present value as of June 30, 2018 (i) estimates of unlevered free cash flow for the Net Synergies for the last two quarters in 2018 and the years 2019 through 2021, and (ii) a terminal value which was calculated by applying a perpetuity growth rate of 0.0% to terminal year estimates of the unlevered free cash flow to be generated by the Net Synergies. The perpetuity growth rate was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Pro Forma Forecasts and the nature of the Net Synergies. Goldman Sachs then divided the illustrative present value of Net Synergies by the Pro Forma Outstanding New Amcor Shares to derive an illustrative present value of Net Synergies of $1.30 per New Amcor Share. Goldman Sachs then multiplied such illustrative present value by the Exchange Ratio to obtain an illustrative present value of Net Synergies of $6.62 per Bemis Share and added such illustrative present value of the Net Synergies to the range of illustrative present values per Bemis Share (without Net Synergies) to derive a range of illustrative present values per Bemis Share of $66 to $81, rounded to the nearest dollar.

The following new disclosure supplements the disclosure under “Background of the Transaction” beginning on page 76 of the proxy statement/prospectus:

Bemis did not enter into confidentiality agreements with Party D or any other party that contained any standstill provision that would prohibit the counterparty from making one or more confidential proposals directly to Bemis’s board of directors at any time or from making any proposal after execution of the Transaction Agreement.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Amcor, its subsidiary New Amcor and Bemis have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this communication include, without limitation, statements about the anticipated benefits of the contemplated transactions, including future financial and operating results and expected synergies and cost savings related to the contemplated transactions, the plans, objectives, expectations and intentions of Amcor, New Amcor or Bemis and the expected timing of the completion of the contemplated transactions. Such statements are based on the current expectations of the management of Amcor or Bemis, as applicable, are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor, New Amcor or Bemis, or any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause results to differ from expectations include, but are not limited to: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of the transactions by Bemis’s and Amcor’s shareholders, as required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary approval; the effects of disruption caused by the announcement of the contemplated transactions or the performance of the parties’ obligations under the transaction agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; uncertainties as to the availability and terms of refinancing for the existing indebtedness of Amcor or Bemis in connection with the contemplated transactions; uncertainties as to whether and when New Amcor may be listed in the US S&P 500 index and the S&P / ASX 200 index; uncertainties as to whether, when and in what amounts future dividend payments may be made by Amcor, Bemis or New Amcor; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transaction costs; actual or contingent liabilities; disruptions to the financial or capital markets; other risks and uncertainties discussed in Amcor’s disclosures to the Australian Securities Exchange (“ASX”), including the “2017 Principal Risks” section of Amcor’s Annual Report 2017; and other risks and uncertainties discussed in Bemis’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” section of Bemis’s annual report on Form 10-K for the fiscal year ended December 31, 2017. You can obtain copies of Amcor’s disclosures to the ASX for free at ASX’s website (www.asx.com.au). You can obtain copies of Bemis’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and none of Amcor, New Amcor or Bemis undertakes any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement.

Legal Disclosures

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information

In connection with the contemplated transactions, New Amcor has filed an effective registration statement on Form S-4 with the SEC that includes a joint proxy statement of Bemis and prospectus of New Amcor. The joint proxy statement/prospectus has also be sent or given to Bemis’s shareholders and contains important information about the contemplated transactions. Shareholders are urged to read the joint proxy statement/prospectus and other relevant documents filed or to be filed with the SEC carefully when they become available because they will contain important information about Bemis, Amcor, New Amcor, the contemplated transactions and related matters. Investors and shareholders may obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC by Bemis, Amcor and New Amcor through the SEC’s website (www.sec.gov).

Bemis shareholders should carefully read the joint proxy statement/prospectus, and any other relevant documents filed by New Amcor or Bemis before making any voting or investment decision.

Participants in the Solicitation

Bemis, Amcor, New Amcor and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bemis shareholders in connection with the contemplated transactions. Information about Bemis’ directors and executive officers is set forth in its annual report on Form 10-K for the fiscal year ended December 31, 2018, including Amendment No. 1 thereto, which may be obtained for free at the SEC’s website (www.sec.gov). Information about Amcor’s directors and executive officers is set forth in its Annual Report 2018, which may be obtained for free at ASX’s website (www.asx.com.au). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions is included in the joint proxy statement/prospectus that Bemis has filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Sheri H. Edison
Sheri H. Edison, Senior Vice President, Chief Legal Officer and Secretary

Date: April 25, 2019